UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following communication was sent to certain registered holders of its American Depositary Shares by or on behalf of Teva Pharmaceutical Industries Limited:

Teva Pharmaceutical Industries Limited
Online Go to www.investorvote.com/teva or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 8 a.m., Eastern Time, on June 11, 2021.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 14, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This is not a votable ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice of annual meeting of shareholders and proxy statement and annual report to shareholders are available at:

www.investorvote.com/teva

Easy Online Access – View your proxy materials and vote.

Step 1:    Go to www.investorvote.com/teva.

Step 2:    Click on the icon on the right to view meeting materials.

Step 3:    Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4:    Make your selections as instructed on each screen for your delivery preferences.

Step 5:    Vote your shares.

                When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 27, 2021 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

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03FVUH

Shareholder Meeting Notice

Teva Pharmaceutical Industries Limited’s Annual Meeting of Shareholders will be held on June 14, 2021 at 4:00 p.m. (local time), 9:00 a.m. (Eastern time), in virtual format only (the “Annual Meeting”).

Proposals to be voted on at the meeting are listed below along with the Board of Director’s recommendations.

Teva’s Board of Directors recommends that you vote FOR all proposals:

1.	Election of Directors
a.	Rosemary A. Crane
b.	Abbas Hussain
c.	Gerald M. Lieberman
d.	Prof. Ronit Satchi-Fainaro
2.	To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers.
3.	To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2022 annual meeting of shareholders.

In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2020.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

If you wish to vote at the Annual Meeting through the online meeting platform, you must present your Teva ADSs for cancellation and withdrawal of the corresponding Teva ordinary shares in time to be a shareholder of Teva as of the record date on May 5, 2021.

PLEASE NOTE: In order for your ADS votes to be counted, you must be an ADS holder as of May 5, 2021.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet - Go to www.investorvote.com/teva.

–	Phone - Call us free of charge at 1-866-641-4276.

–	Email - Send an email to investorvote@computershare.com with“Proxy Materials Teva Pharmaceutical Industries Limited” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 27, 2021

The following communication was sent to certain beneficial holders of its American Depositary Shares by or on behalf of Teva Pharmaceutical Industries Limited:

Your Vote Counts!
TEVA PHARMACEUTICAL INDUSTRIES LIMITED 2021 Annual Meeting Vote by June 11, 2021 8:00 AM ET

D50527-P56520

This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2021.

You invested in TEVA PHARMACEUTICAL INDUSTRIES LIMITED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting of Shareholders and Proxy Statement and Annual Report are available at www.ProxyVote.com. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1.	Election of Directors
1a.	Rosemary A. Crane	For

1b.	Abbas Hussain	For

1c.	Gerald M. Lieberman	For

1d.	Prof. Ronit Satchi-Fainaro	For

2.	To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers.	For

3.	To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2022 annual meeting of shareholders.	For

NOTE: In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2021. Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the proxy materials to receive a proxy card.

PLEASE NOTE – In order for your ADS votes to be counted, you must be an ADS holder as of May 5, 2021.

D50528-P56520

The following communication was sent to certain holders of its ordinary shares by Teva Pharmaceutical Industries Limited:

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

2021 ANNUAL MEETING OF SHAREHOLDERS

June 14, 2021

4:00 p.m. (Israel time), 9:00 a.m. (Eastern time)

Virtual format only

Participation instructions for the Teva Pharmaceutical Industries Limited
2021 Annual Meeting of Shareholders and information on how to vote through the online meeting platform are available in the proxy statement which can be viewed at
www.tevapharm.com/2021proxymaterials.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 14, 2021.

Notice is hereby given that the 2021 Annual Meeting of Shareholders (the “meeting”) of Teva Pharmaceutical Industries Limited (“Teva”) will be held in a virtual format on June 14, 2021 at 4:00 p.m. (Israel time), 9:00 a.m. (Eastern time).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. This is not a form for voting.

The Notice of Annual Meeting of Shareholders and Proxy Statement and Annual Report are available at www.tevapharm.com/2021proxymaterials.

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 27, 2021 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

Matters intended to be acted upon at the meeting are listed below.

1.	To appoint the following persons: Rosemary A. Crane, Abbas Hussain, Gerald M. Lieberman and Prof. Ronit Satchi-Fainaro to serve on the Board of Directors until our 2024 annual meeting of shareholders.

2.	To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers.

3.	To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2022 annual meeting of shareholders.

In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2020.

The Board of Directors recommends that you vote FOR all proposals.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

•	Telephone – Call our proxy solicitor, MacKenzie Partners, Inc., toll free within the U.S. at +1 (800) 322-2885 or outside the U.S. at + 1 (212) 929-5500. In Israel, call us at +972 (3) 914-8262.

•

Email – Send us an email at TevaIR@tevapharm.com or send an email to our proxy solicitor, MacKenzie Partners, Inc., at proxy@mackenziepartners.com, with “Teva Materials Request” in the subject line. The email must include:

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent”.

In order to ensure timely delivery, you must request the information no later than May 27, 2021.

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